Exhibit 99.1

NAREIT Conference November 17 - 18, 2020

2 This Operating and Financial Data should be read in connection with our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2020 . Statements made in this presentation may be forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended . Forward - looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology . Forward - looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested . Readers are cautioned not to place undue reliance on these forward - looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward - Looking Statements” and “Risk Factors” in our annual reports on Form 10 - K, as may be supplemented or amended by our quarterly reports on Form 10 - Q, which are incorporated herein by reference . We assume no obligation to update or supplement forward - looking statements that become untrue because of subsequent events, new information or otherwise .

3 Complete the Sale of the Suburban Office Portfolio Simplified Business Plan to Three Executable Strategies: a. Maximize Suburban asset value with minimal COVID discount b. Increase strategic flexibility of the Company’s balance sheet c. Establish the Company as a predominantly residential REIT Revitalize Waterfront Leasing a. Reposition Harborside as a complete campus offering b. Utilize world - class team of leasing professionals c. Generate traffic with proactive leasing program Establish Roseland as an Optimized Platform a. Stabilize occupancy at operating properties b. Realize cash flow of fully funded development projects c. Capitalize on value creation from enviable development pipeline 1 2 3

Complete the Sale of the Suburban Office Portfolio 1 4

5 Maximize Suburban Asset Value with Minimal COVID Discount Complete the Sale of the Suburban Office Portfolio Year - to - date, the Company has executed or is under contract on sales representing 63% of its Suburban portfolio (1) SF Price PSF 1 Bridge Plaza - Fort Lee, NJ 200,000 $36.8M $184 Parsippany & Giralda Portfolio 1,589,420 166.7M 105 9 Campus – Parsippany, NJ 156,495 21.0M 134 325 Columbia Turnpike - Florham Park, NJ 168,144 25.6M 152 5 Vaughn – Princeton, NJ 98,500 7.5M 76 Closed Year - to - Date 2,212,559 $257.5M $116 SF PSF Range Under Contract 1,826,197 $205 - $227 Negotiating 1,715,756 $208 - $229 Note: (1) Represents percentage of total projected gross sales proceeds from sale of suburban office portfolio. Excludes lan d, hotel, JV and retail assets.

6 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Debt Maturity Schedule Construction Office Secured Residential Secured Unsecured Bonds Revolver - - $190,089 $33,088 $126,558 - - - - - - - - - - - $250,000 $124,500 - $150,000 - $3,934 - $58,998 $308,000 - $408,000 206,000 - $32,914 - - $300,000 $275,000 - - - - - - - $156,000 - - - - - - - - Total Maturities - $159,934 $490,089 $367,086 $434,558 - $658,000 $330,500 - $182,914 Increase Strategic Flexibility of the Company’s Balance Sheet $ in thousands Complete the Sale of the Suburban Office Portfolio Note: Above chart reflects that subsequent to quarter - end, the Company secured 7 - year, $165M financing on BLVD 475 (FKA Monaco). (1) The Company has one additional 6 - month extension on its revolving credit facility, with initial maturity on Jul y 25, 2021. (2) Excludes $444M of undrawn revolver capacity. 4Q 2020 • Proceeds from the sale of remaining suburban office assets will be used to retire corporate debt • Projected gross sales proceeds exceed total corporate debt balances (1)(2)

MACK-CALI®
Complete the Sale of the Suburban Office Portfolio

# Establish the Company as a Predominantly Residential REIT

**3Q 2020 (incl. Disc Ops) (1)**


Suburban Office, 31%
Residential, 38%
Waterfront Office, 31%

**Suburban Sales**

**3Q 2020 (excl. Disc Ops) (1)**


Waterfront Office, 45%
Residential, 55%

**CIP Stabilization**

**3Q 2020 + CIP Stab. (excl. Disc Ops) (1)**


Waterfront Office, 36%
Residential, 64%

Note: The annualized 3Q 2020 corporate NOI includes income (expense) attributed to entities not directly associated with assets in the portfolio. See Information About Net Operating Income (NOI) on p. 21.

(1) Represents annualized 3Q 2020 Total Portfolio NOI assuming all assets held as construction in progress (CIP) are open and stabilized, as well as the recently delivered Emery at stabilized operations. As of September 30, 2020, the Company has four assets slated to open over the next 24 months, of which three will commence operations over the next twelve months, and no further equity capital required to commence operation and stabilize all of the CIP properties. The annualized 3Q 2020 Total Portfolio NOI is not meant to approximate FY 2020 Total Portfolio NOI.

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8 Revitalize Waterfront Leasing 2

9 Reposition Harborside as a Complete Campus Offering • High - quality and unique office space attractive to different types of tenants • Strong sense of community and active 24 / 7 lifestyle with excellent residential options • Unique opportunity for user - control • Consistent level of first - class service • Desirable location with waterfront views and private outdoor spaces • Wide - ranging retail and services, including food and beverage • Cohesive and consistent branding 9 Revitalize Waterfront Leasing

10 Harborside Repositioning: Capitalize on Growing Demand for Business Districts Outside of Manhattan Revitalize Waterfront Leasing • Opportunity for employees to live adjacent to where they work • Incredible connectivity and easy access to Midtown and Downtown • Outstanding commutation options including PATH train, light rail, NJ transit rail, ferry, car, bike and walking 10 Revitalize Waterfront Leasing

11 Harborside Repositioning: Aggressively Target Users with a Diversity of Options Revitalize Waterfront Leasing Pre - built program to allow for turn - key occupancy Striking views of Downtown NYC Opportunity for large blocks of contiguous space in a fully renovated & unique building Potential conferencing & coworking Food hall and numerous retail options Possibility for Life Sciences Opportunity for large blocks of contiguous space in a modern office building with efficient floorplates & outstanding views

MACK-CALI®

Revitalize Waterfront Leasing

# Harborside Repositioning: Offer a Compelling Value Proposition for New York Companies

| | 10-Year Lease Term | | | | | |
|---|---|---|---|---|---|---|
| *Per Square Foot* | | Harborside | | Downtown Manhattan | | Midtown Manhattan |
| **Base Rent** [1] | | | | | | |
| Present Value of Escalated Rent | | $47.12 | | $59.14 | | $79.14 |
| **OpEx & Tax Escalations ($/RSF)** [2] | | | | | | |
| Present Value of OpEx Escalations | | $1.08 | | $1.56 | | $1.82 |
| Present Value of Tax Escalations | | $0.60 | | $1.82 | | $2.08 |
| **Commercial Rent Tax ($/RSF)** [3] | | | | | | |
| Present Value of CRT in NYC | N/A | $0.00 | 3.90% | $2.44 | 3.90% | $3.24 |
| **Escalated Rent Annuity** | | **$48.80** | | **$64.96** | | **$86.28** |
| **NYC Measurement Conversion** [4] | | | | | | |
| Conversion Factor | | x90.7% | | x100.0% | | x100.0% |
| **Annual Escalated Annuity - REBNY Measurement** | | **$44.26** | | **$64.96** | | **$86.28** |
| **Savings ($/RSF):** | | | | **$20.70** | | **$42.02** |
| **Savings %** | | | | **31.9%** | | **48.7%** |

1. Analysis assumes a base rent of $43 per RSF with 2.25% fixed annual increases for Harborside, base rent of $57 per RSF for Downtown Manhattan with a $5 per RSF increase after 5 years, and base rent of $77 per RSF for Midtown Manhattan, with a $5 per RSF increase after 5 years.
2. Analysis assumes operating expenses of $8.30 per RSF and real estate taxes of $4.60 per RSF for Harborside, operating expenses of $12 per RSF and real estate taxes of $14 per RSF for Downtown Manhattan, and operating expenses of $14 per RSF and real estate taxes of $16 per RSF for Midtown Manhattan. All estimates are grown forward at 3% per annum.
3. CRT is applied to the escalated rent (base rent, operating expense escalations, and real estate tax escalations) at 3.9% per annum.
4. The NYC Measurement Conversion converts the Harborside figures to reflect the REBNY 27% full floor loss factor measurement standard.

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13 Utilize world - class team of leasing professionals Revitalize Waterfront Leasing • Twenty - year veteran at Rockefeller Group • During tenure, executed + 8 million SF of office, industrial and retail leases • Recently leased 2 million SF of office and retail in the newly redeveloped 1271 Avenue of the Americas • Former Senior Director of Leasing at Mack - Cali, where he completed + 1 . 2 million SF of leases • Responsible for + 107 . 5 million SF of leases • Anchored + 14 . 4 million SF of new construction • 9 - time winner of REBNY’s Deal of the Year Award • Named most powerful woman in NY – Crain’s • Spearheaded the revitalization of Times Square & the cultural revitalization of Downtown Manhattan Edward J. Guiltinan Senior Vice President, Leasing Mary Ann Tighe – CEO, Tri - State Region

14 Establish Roseland as an Optimized Platform 3

15 Stabilize Occupancy at Operating Properties 93.9% 91.5% 89.6% 88.0% 88.2% 88.9% 89.1% 85.0% 86.0% 87.0% 88.0% 89.0% 90.0% 91.0% 92.0% 93.0% 94.0% 95.0% Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Adj. Same Store (2) Physical Occupancy 5.9% Decline Peak to Trough, 1.1% Recovery 7.6% 5.4% 2.4% - 0.9% - 1.9% - 6.8% - 9.3% -12.0% -8.0% -4.0% 0.0% 4.0% 8.0% Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Same Store Net Effective Rent Roll - Up/Down (1) Additional Concessions Have Allowed Occupancy Rebounds Oct - 20 Oct - 19 Increase Traffic 303 253 19.8% New Leases 127 71 78.9% Capture 41.9% 28.1% 13.9% Adj. Same Store (2) Leasing Momentum Establish Roseland as an Optimized Platform Note: (1) Net Effective Roll - Up/Roll Down represents lease - over - lease percentage change in rent inclusive of concessions. (2) As reflected in the 3Q 2020 Supplemental package, Adj. Same Store reflects the Company’s 2020 same store portfolio excluding tra nsition assets BLVD 425 and BLVD 475.

16 Realize Cash Flow of Fully Funded Development Projects The Capstone West New York, NJ Note: Dollars in millions. (1) As of September 30, 2020 (2) As of November 15, 2020 Initial Occupancy Q1 2020 Q1 2021 Q1 2021 Q1 2021 Q1 2022 Project Stabilization Q4 2020 Q4 2021 Q1 2022 Q1 2022 Q3 2023 Total Cost (1) $101.2 $99.4 $191.8 $142.9 $469.5 Total Units 326 193 360 313 750 Projected Stabilized NOI (1) $6.1 $5.9 $11.6 $9.1 $28.9 Projected Development Yield (1) 6.06% 5.94% 6.04% 6.37% 6.16% Remaining Equity to Fund (1) $0.0 $0.0 $0.0 $0.0 $0.0 The Charlotte Jersey City, NJ RiverHouse 9 Weehawken, NJ The Upton Short Hills, NJ The Emery Malden, MA $1.0B Total Cost $54.8M Roseland Share of Stabilized NOI Contribution 6.14% Weighted Average Projected Development Yield 87.7% Leased, Above Pro Forma Rents (2) Establish Roseland as an Optimized Platform

17 Note: Data is as of 9/9/2020. (1) The Company’s lower capex spend is due to the newer age of its Apartment assets (2) Sources include Green Street Advisors and CBRE Number of Properties 29 289 125 193 248 320 300 176 Number of Units 6,524 83,371 32,767 65,298 68,993 81,809 100,279 53,631 Average Monthly Rent per Unit $2,996 $2,629 $2,254 $1,599 $2,399 $2,841 $1,290 $2,255 Average Asset Age 8 years 15 years 40 years 16 years 26 years 21 years 17 years 27 years Total Enterprise Value $3.8bn $29.8bn $10.4bn $11.8bn $21.9bn $30.5bn $17.8bn $16.4bn Total Enterprise Value per Unit $544k $357k $316k $181k $317k $373k $178k $305k ‘20E – ’22E NOI CAGR 14.6% 6.0% 0.4% 7.9% 2.4% 1.5% 4.4% 3.3% Land & Development as % of Assets 22.5% 9.6% 2.3% 5.0% 3.5% 1.8% 2.6% 1.4% LTM Capex Per Unit $822 $2,231 $1,087 $1,505 $1,629 $2,075 $1,908 $2,126 • RRT is worth more per building & per door than its peers • Younger projects with higher potential for rent growth Establish Roseland as an Optimized Platform Maintain Operational Excellence

18 Capitalize on Value Creation From Enviable Development Pipeline Establish Roseland as an Optimized Platform Total Project Cost , 76% Value Creation , 24% Proj . Future Development Value Creation: +$1B Development Machine • +8,000 potential units of developable land • High barrier - to - entry markets • Pre - approved or as - of - right • Long - term tax abatements • Little to no affordable housing requirements • Human capital with proven track record Equity Multiple - Projected Equity Projected Equity Deliveries Since 2016 Multiple - CIP Multiple - Future Dev 1.91x 2.02x 2.04x

19 Appendix

# Global Definitions

**Average Revenue Per Home:** Calculated as total apartment revenue for the quarter ended September 30, 2020 divided by the average percent occupied for the quarter ended September 30, 2020, divided by the number of apartments and divided by three.

**Consolidated Operating Communities:** Wholly-owned communities and communities for which the Company has a controlling interest.

**Class A Suburban:** Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

**Flex Parks:** Primarily office/flex properties, including any office buildings located within a respective park.

**Future Development:** Represents land inventory currently owned or controlled by the Company.

**Identified Repurposing Communities:** Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

**In-Construction Communities:** Communities that are under construction and have not yet commenced initial leasing activities.

**Lease-Up Communities:** Communities that have commenced initial operations but have not yet achieved Project Stabilization.

**MCRC Capital:** Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

**Net Asset Value (NAV):** The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

**Non-Core:** Properties designated for eventual sale/disposition or repositioning/redevelopment.

**Operating Communities:** Communities that have achieved Project Stabilization.

**Predevelopment Communities:** Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

**Project Completion:** As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

**Project Stabilization:** Lease-Up communities that have achieved over 95 percent leased for six consecutive weeks.

**Projected Stabilized Yield:** Represents Projected Stabilized Residential NOI divided by Total Costs.

**Repurposing Communities:** Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

**Subordinated Joint Ventures:** Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

**Suburban:** Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

**Third Party Capital:** Capital invested by third parties and not the Company.

**Total Costs:** Represents full project budget, including land and developer fees, and interest expense through Project Completion.

**Waterfront:** Office assets located on NJ Hudson River waterfront.

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# Information About Net Operating Income (NOI)

## Reconciliation of Net Income (Loss) to Net Operating Income (NOI)

$ in thousands
(unaudited)

| | 3Q 2020 | | | 2Q 2020 | | |
|---|---|---|---|---|---|---|
| | Office/Corp | Roseland | Total | Office/Corp | Roseland | Total |
| **Net Income (loss)** | $8,314 | ($49,432) | ($41,118) | ($19,131) | ($13,803) | ($32,934) |
| Deduct: | | | | | | |
| Real estate services income | (12) | (2,864) | (2,876) | (44) | (2,711) | (2,755) |
| Interest and other investment loss (income) | (1) | (2) | (3) | (1) | (6) | (7) |
| Equity in (earnings) loss of unconsolidated joint ventures | (493) | (880) | (1,373) | 377 | 569 | 946 |
| General & Administrative - property level | - | (1,638) | (1,638) | - | (1,158) | (1,158) |
| Gain on change of control of interests | - | - | - | - | - | - |
| Realized (gains) losses and unrealized losses on disposition | (15,775) | - | (15,775) | 11,929 | - | 11,929 |
| (Gain) loss on disposition of developable land | - | - | - | - | - | - |
| Gain on sale of investment in unconsolidated joint venture | - | - | - | - | - | - |
| (Gain) loss from early extinguishment of debt, net | - | - | - | - | - | - |
| Add: | | | | | | |
| Real estate services expenses | 42 | 3,258 | 3,300 | 50 | 3,035 | 3,085 |
| General and administrative | 22,946 | 6,010 | 28,956 | 14,014 | 3,250 | 17,264 |
| Depreciation and amortization | 17,485 | 15,551 | 33,036 | 12,032 | 15,309 | 27,341 |
| Interest expense | 12,519 | 9,067 | 21,586 | 12,755 | 9,164 | 21,919 |
| Property impairments | - | 36,582 | 36,582 | - | - | - |
| Land impairments | 1,292 | - | 1,292 | 13,443 | 4,856 | 18,299 |
| **Net operating income (NOI)** | $46,317 | $15,652 | $61,969 | $45,424 | $18,505 | $63,929 |

## Definition of Net Operating Income (NOI)

NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company's use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individual assets being measured and assessed.

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